EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Second Amendment”), dated as of June 20, 2014, is entered into among TEAM, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”).

BACKGROUND

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 22, 2011, as amended by that certain First Amendment to Credit Agreement, dated as of October 4, 2013 (said Credit Agreement, as amended, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings given them in the Credit Agreement).

B. The Borrower has requested an amendment to the Credit Agreement regarding the treatment of certain Equity Interest Repurchases.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders executing this Second Amendment and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS.

(a) The definition of “Fixed Charges” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Fixed Charges” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Interest Charges, (b) the current maturities of long-term Indebtedness, and (c) Equity Interest Repurchases, in each case for the period of four consecutive Fiscal Quarters ending on such date; provided, however, notwithstanding the above, there shall be excluded from the calculation of Equity Interest Repurchases the initial $50,000,000 in aggregate amount of Equity Interest Repurchases after October 4, 2013.

(b) Exhibit E to the Credit Agreement, the Compliance Certificate, is hereby amended to be in the form of Exhibit E to this Second Amendment.

2. REPRESENTATIONS AND WARRANTIES.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Second Amendment Effective Date as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement and except to the extent that any such representations and warranties are incomplete or inaccurate based upon changes in facts or circumstances from the date such representations and warranties were first made, but where such incompleteness or inaccuracies would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Second Amendment or (ii) the acknowledgement by each Guarantor of this Second Amendment.

3. CONDITIONS TO EFFECTIVENESS.  This Second Amendment shall be effective as of the date of the satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor; and

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.  This Second Amendment shall be a Loan Document.

2

(b) The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. GUARANTORS ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7. EXECUTION IN COUNTERPARTS.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8. GOVERNING LAW; BINDING EFFECT.  This Second Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law.  This Second Amendment shall be binding upon the parties hereto and their respective successors and assigns.

9. HEADINGS.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

3

10. ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

4

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by their duly authorized officers as of the date first above written.

TEAM, INC.

By:
Name:
Title:

Signature Page to Second Amendment

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Signature Page to Second Amendment

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

Signature Page to Second Amendment

COMPASS BANK

By:
Name:
Title:

Signature Page to Second Amendment

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Signature Page to Second Amendment

ACKNOWLEDGED AND AGREED TO:

TEAM INDUSTRIAL SERVICES, INC.

By:
Print Name:
Print Title:

TEAM INDUSTRIAL SERVICES
INTERNATIONAL, INC.

By:
Print Name:
Print Title:

TQ ACQUISITION, INC.

By:
Print Name:
Print Title:

QUEST INTEGRITY GROUP, LLC

By:
Print Name:
Print Title:

QUEST INTEGRITY USA, LLC

By:
Print Name:
Print Title:

Signature Page to Second Amendment